Phoenix Strategic Equity Series Fund
        Phoenix Equity Opportunities Series and Phoenix Small Cap Series

      Supplement dated November 2, 1998 to Prospectus dated August 28, 1998


         At a meeting held on October 27, 1998, the shareholders of the Equity Opportunities Series of Phoenix Strategic Equity Series Fund voted to approve the retention of Seneca Capital Management LLC as subadviser to the Equity Opportunities Series.

         Also at that meeting, the shareholders of the Small Cap Series of Phoenix Strategic Equity Series Fund voted to approve the retention of Roger Engemann & Associates, Inc. as subadviser to the Small Cap Series.

         Please refer to the Prospectus dated August 28, 1998 for a description of the subadvisory arrangements.

         Investors should retain this supplement with their prospectus for future reference.



PDP 690EO/SC (11/98)